                                            Exhibit 21
Subsidiaries as of December 31, 2022

Name	State or Country of Organization
Upjohn Saidal Pharma	Algeria
Agila Australasia Pty Ltd	Australia
Alphapharm Pty. Ltd.	Australia
Mylan Australia Holding Pty Ltd	Australia
Mylan Australia Pty Limited	Australia
Upjohn Australia Pty Ltd	Australia
Viatris Pty. Ltd.	Australia
Arcana Arzneimittel GmbH	Austria
Mylan Österreich GmbH	Austria
Viatris LLC	Belarus
Mylan BV	Belgium
Mylan EPD BVBA	Belgium
Pfizer Innovative Supply Point International BVBA	Belgium
Upjohn SRL	Belgium
Viatris Healthcare NV	Belgium
Mylan Bermuda Ltd.	Bermuda
Viatris BH, drustvo sa ogranicenom odgovornoscu za trgovinu i usluge	Bosnia and Herzegovina
Mylan Brasil Distribuidora de Medicamentos Ltda	Brazil
Mylan Laboratórios Ltda	Brazil
Upjohn Brasil Importadora e Distribuidora de Medicamentos Ltda	Brazil
Mylan EOOD	Bulgaria
BGP Pharma ULC	Canada
Meda Pharmaceuticals Ltd	Canada
Mylan Pharmaceuticals ULC	Canada
Upjohn Canada ULC	Canada
Gezhi (Hainan) Health Investment Co., Ltd.	China
Gezhi (Hainan) Medical Technology Co	China
Gezhi Health Management Co., Ltd.	China
Medicine Meda Pharmaceutical Information Consultancy (Beijing) Co., Ltd.	China
Mylan Pharmaceutical Science and Technology (Shanghai) Co., Ltd.	China
Pfizer Pharmaceuticals Ltd.	China
Pfizer Upjohn Management Co., Ltd	China
Viatris (Hainan) Investment Co., Ltd.	China
Viatris Pharmaceutical Co., Ltd.	China

Mylan Hrvatska d.o.o.	Croatia
Onco Laboratories Limited	Cyprus
MEDA Pharma s.r.o.	Czech Republic
Mylan Pharmaceuticals s.r.o.	Czech Republic
Viatris CZ s.r.o.	Czech Republic
Acton Pharmaceuticals, Inc.	Delaware
Alaven Pharmaceutical LLC	Delaware
ALVP Holdings, LLC	Delaware
Delcor Asset Corporation	Delaware
Denco Asset, LLC	Delaware
Deogun Manufacturing, LLC	Delaware
Dey Limited Partner LLC	Delaware
Dey, Inc.	Delaware
EMD, Inc.	Delaware
Ezio Pharma, Inc.	Delaware
Franklin Pharmaceutical LLC	Delaware
G.D. Searle LLC	Delaware
Greenstone LLC	Delaware
Iris Purchaser Inc.	Delaware
Lotic.ai, Inc.	Delaware
Madaus Inc.	Delaware
Marquis Industrial Company, LLC	Delaware
Meda Pharmaceuticals Inc.	Delaware
Mylan API Inc.	Delaware
Mylan Consumer Healthcare, Inc.	Delaware
Mylan D.T. (U.S.) Holdings, Inc.	Delaware
Mylan D.T. DPT Partner Sub, LLC	Delaware
Mylan D.T., Inc.	Delaware
Mylan Holdings Inc.	Delaware
Mylan Holdings I LLC	Delaware
Mylan Holdings II LLC	Delaware
Mylan Institutional LLC	Delaware
Mylan Investment Holdings 4 LLC	Delaware
Mylan Investment Holdings 5 LLC	Delaware
Mylan Investment Holdings 6 LLC	Delaware
Mylan Securitization LLC	Delaware
Mylan Special Investments LLC	Delaware
Mylan Special Investments II, LLC	Delaware
Mylan Special Investments III, LLC	Delaware
Mylan Special Investments IV, LLC	Delaware
Mylan Special Investments V, LLC	Delaware

Mylan Special Investments VI, LLC	Delaware
Mylan Specialty L.P.	Delaware
Nimes Inc.	Delaware
PFE Wyeth Holdings LLC	Delaware
Pfizer PFE US Holdings 4 LLC	Delaware
Pfizer Pharmaceuticals LLC	Delaware
Powder Street, LLC	Delaware
Prestium Pharma, Inc.	Delaware
Somerset Pharmaceuticals, Inc.	Delaware
Upjohn US 2 LLC	Delaware
Upjohn US Employment Inc.	Delaware
Upjohn US Holdings Inc.	Delaware
Upjohn Worldwide Holdings Inc.	Delaware
Utah Acquisition Holdco Inc.	Delaware
Utah Acquisition Sub Inc.	Delaware
Viatris Enterprises LLC	Delaware
Viatris Specialty LLC	Delaware
Viatris US Holdings 5 LLC	Delaware
Wallace Pharmaceuticals Inc.	Delaware
Mylan ApS	Denmark
Viatris ApS	Denmark
Pfizer Africa & Middle East for Pharmaceuticals, Veterinarian Products & Chemicals S.A.E.	Egypt
Viatris Egypt S.A.E.	Egypt
Viatris Health Care	Egypt
Agila Specialties Investments Limited	England & Wales
Generics (U.K.) Limited	England & Wales
Mylan Holdings Acquisition Limited	England & Wales
Mylan Holdings Acquisition 2 Limited	England & Wales
Mylan Holdings Ltd.	England & Wales
Mylan Pharma UK Limited	England & Wales
Mylan Products Limited	England & Wales
Upjohn UK 2 Ltd.	England & Wales
Upjohn UK Limited	England & Wales
Viatris UK Healthcare Limited	England & Wales
Viatris Oy	Finland
Laboratoires Madaus S.A.S.	France
Meda Holding S.A.S.	France
Meda Manufacturing S.A.S.	France
Meda Pharma S.A.S.	France
Mylan Generics France Holding S.A.S.	France

Mylan Laboratories S.A.S.	France
Rottapharm S.A.S.	France
Viatris Healthcare	France
Viatris Medical	France
Viatris Sante	France
Viatris Up	France
Erste Madaus Beteiligungs GmbH	Germany
Madaus GmbH	Germany
MEDA Germany Holding GmbH	Germany
MEDA Manufacturing GmbH	Germany
MEDA Pharma GmbH & Co. KG	Germany
MWB Pharma GmbH	Germany
Mylan dura GmbH	Germany
Mylan Germany GmbH	Germany
Pharmazeutische Union GmbH	Germany
PharmLog Pharma Logistik GmbH	Germany
ROTTAPHARM | MADAUS GmbH	Germany
VIATRIS GmbH	Germany
Viatris Healthcare GmbH	Germany
Viatris Pharma GmbH	Germany
Zweite Madaus Beteiligungs GmbH	Germany
Mylan (Gibraltar) 4 Limited	Gibraltar
Mylan (Gibraltar) 5 Limited	Gibraltar
Mylan (Gibraltar) 6 Limited	Gibraltar
Mylan (Gibraltar) 7 Limited	Gibraltar
Mylan (Gibraltar) 8 Limited	Gibraltar
Mylan (Gibraltar) 9 Limited	Gibraltar
BGP Pharmaceutical Products Ltd.	Greece
Generics Pharma Hellas Ltd.	Greece
Meda Pharmaceuticals S.A.	Greece
Upjohn Hellas Pharmaceutical Limited Liability Company	Greece
Mylan Pharmaceutical Hong Kong Limited	Hong Kong
Viatris Healthcare Hong Kong Limited	Hong Kong
MEDA PHARMA HUNGARY KERESKEDELMI Kft.	Hungary
Mylan EPD Kft.	Hungary
Mylan Hungary Kft.	Hungary
Mylan Kft.	Hungary
Mylan Institutional Inc.	Illinois
Mylan Laboratories Limited	India
Mylan Pharmaceuticals Private Limited	India
McDermott Laboratories Limited	Ireland

Meda Health Sales Ireland Limited	Ireland
Mylan Investments Limited	Ireland
Mylan IRE Healthcare Limited	Ireland
Mylan Ireland Investment Designated Activity Company	Ireland
Mylan Ireland Limited	Ireland
Mylan Pharma Acquisition Limited	Ireland
Mylan Pharma Group Limited	Ireland
Mylan Pharma Holdings Limited	Ireland
Mylan Pharmaceuticals Limited	Ireland
Mylan Teoranta	Ireland
Rottapharm Limited	Ireland
Upjohn Manufacturing Ireland Unlimited	Ireland
Viatris Healthcare Limited	Ireland
Viatris Limited	Ireland
DERMOGROUP S.r.l.	Italy
Meda Pharma S.p.A.	Italy
Mylan Italia S.r.l.	Italy
Mylan S.p.A.	Italy
Rottapharm S.p.A.	Italy
Viatris Pharma S.r.l.	Italy
Mylan EPD G.K.	Japan
Mylan Seiyaku Ltd.	Japan
Pfizer UPJ G.K.	Japan
Viatris Pharmaceuticals Japan Inc.	Japan
Viatris Limited Liability Partnership	Kazakhstan
SIA “Meda Pharma”	Latvia
SIA “Mylan Healthcare”	Latvia
Mylan Healthcare UAB	Lithuania
BGP Products S.à r.l.	Luxembourg
Integral S.A.	Luxembourg
Meda Pharma S.à r.l.	Luxembourg
Mylan Luxembourg 1 S.à r.l.	Luxembourg
Mylan Luxembourg 2 S.à r.l.	Luxembourg
Mylan Luxembourg 3 S.à r.l.	Luxembourg
Mylan Luxembourg 6 S.à r.l.	Luxembourg
Mylan Luxembourg 7 S.à r.l.	Luxembourg
Mylan Luxembourg S.à r.l.	Luxembourg
SIM S.A.	Luxembourg
VI Lux Newco S.à r.l.	Luxembourg
Mylan Healthcare Sdn. Bhd.	Malaysia
Mylan Malaysia SDN. BHD.	Malaysia

Pfizer Parke Davis Sdn. Bhd.	Malaysia
Viatris Sdn. Bhd.	Malaysia
MP Laboratories (Mauritius) Ltd.	Mauritius
Meda Phama, S. de R.L. de C.V.	Mexico
Meda Pharma Servicios, S. de R.L. de C.V.	Mexico
Viatris Healthcare Mexico S. de R.L. de C.V.	Mexico
Viatris Pharmaceuticals S.A.S.	Morocco
Meda Pharma B.V.	Netherlands
Mylan B.V.	Netherlands
Mylan Group B.V.	Netherlands
Mylan Healthcare B.V.	Netherlands
Mylan II B.V.	Netherlands
Viatris Manufacturing B.V.	Netherlands
Viatris Ireland Holding B.V.	Netherlands
Viatris Mexico Holding B.V.	Netherlands
Viatris Philippines Holding B.V.	Netherlands
Viatris Spain Holding B.V.	Netherlands
Viatris Enterprise Holding B.V.	Netherlands
Viatris Pharmaceuticals Holding B.V.	Netherlands
Viatris Turkey Holding B.V.	Netherlands
Upjohn Belgium B.V.	Netherlands
Upjohn EESV	Netherlands
Upjohn Europe Holdings B.V.	Netherlands
Upjohn Export B.V.	Netherlands
Upjohn Finance B.V.	Netherlands
Upjohn Global Holdings B.V.	Netherlands
Upjohn Group Holdings B.V.	Netherlands
Upjohn Intermediate Holdings B.V.	Netherlands
Upjohn International Holdings B.V.	Netherlands
Upjohn Vietnam Dutch B.V.	Netherlands
Viatris Netherlands B.V.	Netherlands
Agila Specialties Inc.	New Jersey
BGP Products	New Zealand
Upjohn New Zealand ULC	New Zealand
Viatris Limited	New Zealand
Viatris Pharmaceuticals Pty Ltd	Nigeria
Mylan Health Management LLC	North Carolina
Meda AS	Norway
Viatris AS	Norway
ZpearPoint AS	Norway
MLRE LLC	Pennsylvania

Mylan Holdings Sub Inc.	Pennsylvania
Mylan Inc.	Pennsylvania
Synerx Pharma, LLC	Pennsylvania
Viatris Pharmaceuticals, Inc.	Philippines
Viatris, Inc.	Philippines
Mylan EPD Sp. Z o.o.	Poland
Mylan Healthcare Sp. Z o.o.	Poland
BGP Products, Unipessoal, LDA	Portugal
Laboratorios Anova - Produtos Farmaceuticos, LDA	Portugal
Laboratorios Delta, S.A.	Portugal
Viatris Healthcare, Lda.	Portugal
Mylan, Lda	Portugal
BGP Products S.r.l.	Romania
Mylan Pharma LLC	Russian Federation
Viatris LLC	Russian Federation
Viatris Healthcare Drustvo SA Ogranicenom Odgovornoscu Beograd	Serbia
Mylan Pharmaceuticals Pte. Ltd.	Singapore
Pfizer Asia Pacific Pte Ltd.	Singapore
Viatris Private Limited	Singapore
Viatris Singapore Pte Ltd.	Singapore
Meda Pharma spol. s.r.o.	Slovakia
Mylan s.r.o.	Slovakia
Viatris Slovakia s.r.o.	Slovakia
Viatris, farmacevtsko podjetje, d.o.o.	Slovenia
Meda Pharma South Africa (Pty) Limited	South Africa
Mylan Pharmaceuticals (Pty) Ltd.	South Africa
SCP Pharmaceuticals (Proprietary) Limited	South Africa
Upjohn South Africa Proprietary Limited	South Africa
Viatris Healthcare (Pty) Ltd	South Africa
Viatris South Africa (Proprietary) Limited	South Africa
Viatris Korea	South Korea
Fundacion Viatris para la Salud	Spain
Laboratorios Parke Davis, S.L.U.	Spain
Meda Pharma, S.L.	Spain
PEMB OFG Spain Holding, S.L.	Spain
Pfizer PFE Spain Holding, S.L.	Spain
Viatris Healthcare S.L.	Spain
Viatris Pharmaceuticals, S.L.	Spain
Abbex AB	Sweden
BGP Products AB	Sweden

Ipex AB	Sweden
Ipex Medical AB	Sweden
Meda AB	Sweden
Meda OTC AB	Sweden
Mylan AB	Sweden
Mylan Sweden Holdings AB	Sweden
Recip AB	Sweden
Scandinavian Pharmaceuticals-Generics AB	Sweden
Viatris AB	Sweden
BGP Products Operations GmbH	Switzerland
BGP Products Switzerland GmbH	Switzerland
MEDA Pharma GmbH	Switzerland
MEDA Pharmaceuticals Switzerland GmbH	Switzerland
Mylan Holdings GmbH	Switzerland
Mylan Pharma GmbH	Switzerland
Viatris Pharma GmbH	Switzerland
Mylan (Taiwan) Limited	Taiwan
Viatris Pharmaceutical Company Limited	Taiwan
DPT Laboratories, Ltd.	Texas
Mylan Bertek Pharmaceuticals Inc.	Texas
Meda Pharma (Thailand) Co., Ltd.	Thailand
Viatris Healthcare (Thailand) Limited	Thailand
Viatris (Thailand) Limited	Thailand
Meda Pharma Ilaç Sanayi ve Ticaret Limited Sirketi	Turkey
Pfizer Ilaclari Limited Sirketi	Turkey
Meda Pharmaceuticals MEA FZ-LLC	United Arab Emirates
Mylan FZ-LLC	United Arab Emirates
Upjohn Middle East FZ-LLC	United Arab Emirates
American Triumvirate Insurance Company	Vermont
Mylan International Holdings, Inc.	Vermont
Viatris Vietnam Limited Company	Vietnam
MP AIR, Inc.	West Virginia
Mylan Pharmaceuticals Inc.	West Virginia
Mylan Technologies, Inc.	West Virginia
Mylan ASI LLC	Wyoming